SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2002


                          UNITED FIDELITY FINANCE, LLC
           on behalf of UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      333-73290                 35-0298350
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana               47706
---------------------------------------------------------             --------
(Address of Principal Executive Offices)                              Zip Code



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

                  The registrant is filing final forms of the exhibits listed in
                  Item 7(c) below.

Item 7.           Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

 Exhibit No.   Description
 -----------   -----------

    4.1 Trust Agreement, dated August 1, 2002, between United Fidelity Finance, LLC, and Wilmington Trust Company

    4.2 Indenture, dated August 1, 2002, between Wells Fargo Bank Minnesota, National Association and United Fidelity Auto Receivables Trust 2002-A

   10.1 Purchase Agreement, dated August 1, 2002, between United Fidelity, LLC, and United Fidelity Bank, fsb

   10.2 Sale and Servicing Agreement, dated August 1, 2002, among United Fidelity Auto Receivables Trust 2002-A, United Fidelity Bank, fsb (as originator and master servicer), United Fidelity Finance, LLC, and Wells Fargo (as trust collateral agent and back-up servicer)

   10.3 Financial Security Assurance Inc. Insurance Policy and Endorsement (Policy No.: 51327-N) dated September 26, 2002



                                     * * * *


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED FIDELITY FINANCE, LLC
                                       (Registrant)


         Date: October 2, 2002         By: /s/ Donald R. Neel
                                           ---------------------------------
                                           Donald R. Neel, President

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    4.1 Trust Agreement, dated August 1, 2002, between United Fidelity Finance, LLC, and Wilmington Trust Company

    4.2 Indenture, dated August 1, 2002, between Wells Fargo Bank Minnesota, National Association and United Fidelity Auto Receivables Trust 2002-A

   10.1 Purchase Agreement, dated August 1, 2002, between United Fidelity, LLC, and United Fidelity Bank, fsb

   10.2 Sale and Servicing Agreement, dated August 1, 2002, among United Fidelity Auto Receivables Trust 2002-A, United Fidelity Bank, fsb (as originator and master servicer), United Fidelity Finance, LLC, and Wells Fargo (as trust collateral agent and back-up servicer)

   10.3 Financial Security Assurance Inc. Insurance Policy and Endorsement (Policy No.: 51327-N) dated September 26, 2002



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